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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 10, 2003



                         Commission file number: 0-19603

                         Centennial Communications Corp.
               (Exact name of registrant as specified in charter)

                Delaware                                 06-1242753
      (State or other jurisdiction                     (IRS employer
            of incorporation)                        identification no.)

                                 3349 Route 138
                             Wall, New Jersey 07719
          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD

Amendments to Stockholders Agreement and Registration Rights Agreement

On September 10, 2003, Centennial Communications Corp. and certain of its stockholders amended (i) the First Amended and Restated Registration Rights Agreement, dated January 20, 1999 and (ii) the First Amended and Restated Stockholders Agreement, dated January 20, 1999. Copies of the amendments are filed herewith as Exhibit 4.1 and Exhibit 4.2 hereto.

Amendment to Bylaws

On September 10, 2003, Centennial Communications Corp. amended its bylaws. A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.2 hereto.



Item 7.  Financial Statements and Exhibits.

         7(c)     Exhibits

                  3.2      Amended and Restated Bylaws

                  4.1 Amendment No. 1 to First Amended and Restated Registration Rights Agreement, dated as of September 10, 2003

                  4.2 Amendment No. 1 to First Amended and Restated Stockholders Agreement, dated as of September 10, 2003



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTENNIAL COMMUNICATIONS CORP.


Date:  September 12, 2003             By: /s/ Tony L. Wolk
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                                          Tony L. Wolk
                                          Senior Vice President, General Counsel